Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

ATLAS SP Securities, a division of Apollo Global Securities, LLC

230 Park Avenue, 8th Floor

New York, NY 10169

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by ATLAS SP Securities, a division of Apollo Global Securities, LLC (the “Company,” as the engaging party) and Island Finance LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing the agreed-upon procedures described below relating to the accuracy of certain attributes of a sample of collateral assets which may be included in the issuance of asset backed notes by Island Finance Trust 2025-1 (the “Transaction”). Island Finance LLC (the “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 loan receivables (the “Preliminary Sample Loans”), which, as instructed by the Responsible Party and accepted by the Company, was randomly selected from the Data Tape (defined below) on November 1, 2024.

On November 4, 2024, after the Preliminary Sample Loans were selected, the Responsible Party indicated that 5 Preliminary Sample Loans had been paid off. At the instruction of the Company, the paid off loan receivables were removed from the Preliminary Sample Loans and an additional 5 loan receivables were randomly sampled from the Data Tape (excluding any Preliminary Sample Loans). The final sample of 150 loan receivables (the “Sample Loans”) was accepted by the Responsible Party and the Company.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures
Island Finance Trust 2025-1
January 7, 2025
Page 2 of 5

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

We performed the following agreed-upon procedures below. Our findings as a result of performing the procedures are reported in Exhibit I.

I.	Data, Information and Documents Provided

The Responsible Party provided the following data, information, and documents:

A.	For each Sample Loan, screenshots of the contract (the “Contract Screenshots”) and screenshots from the Responsible Party’s loan servicing system, used to manage the Responsible Party’s loan receivables including loan level transaction history (each a “Servicing System Screenshot” and collectively the “System Screenshots”), provided between November 5, 2024, and November 12, 2024.

Report of Independent Accountants on Applying Agreed-Upon Procedures
Island Finance Trust 2025-1
January 7, 2025
Page 3 of 5

B.	An Excel data file (the “Data Tape”) containing data certain fields for the loan receivables which the Responsible Party represents is extracted from the Responsible Party’s servicing system as of September 30, 2024 (the “Cut-Off Date”), provided to us on October 31, 2024.

The data, information and documents listed above provided by the Company are collectively referred to as the “Data, Information, and Documents.”

II.	Procedures Performed

We performed the following agreed-upon procedures on the Sample Loans. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding was deemed to be in agreement.

In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the procedures, we contacted a Responsible Party representative for clarification prior to reporting any exceptions.

A.	For each Sample Loan, we observed a signature in the Contract Screenshots. We did not perform any procedures with respect to the authenticity of the signature on the Contract Screenshots.

B.	For each Sample Loan, we compared the following fields on the Data Tape to the respective fields on the Contract Screenshots (unless otherwise noted below):

1)	Origination Date
2)	Loan Number
3)	Loan Term
4)	Original Principal Balance

C.	For each Sample Loan, we compared the following fields on the System Screenshots to the respective fields on the Data Tape:

1)	Loan Number
2)	Interest Rate[1]
3)	Maturity Date
4)	Current Principal Balance
5)	Original FICO

D.	For each Sample Loan, we compared the Age field on the System Screenshots to the respective field on the Data Tape after adjusting for payments credited after the Cut-Off Date, if applicable, per the instruction by the Responsible Party. Any observed payment posted after the Cut-Off Date was subtracted from the Age displayed on the System Screenshots.

If there was a difference, at the instruction of the Responsible Party, we recalculated the Age as the number of whole months from the Origination Date to the Cut-Off Date and compared such result to the respective field on the Data Tape.

***

1 For the purposes of the comparison for each Sample Loan, the Interest Rate value in the Data Tape was rounded to two decimal places as instructed by the Responsible Party.

Report of Independent Accountants on Applying Agreed-Upon Procedures
Island Finance Trust 2025-1
January 7, 2025
Page 4 of 5

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes for a sample of collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933) and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, NY

January 7, 2025

Report of Independent Accountants on Applying Agreed-Upon Procedures
Island Finance Trust 2025-1
January 7, 2025
Page 5 of 5

Exhibit I

Sample	Procedure/Attribute	Data Tape	On or Derived from System Screenshots
14	D / Age	38	39
28	D / Age	28	30
46	D / Age	16	17
50	D / Age	15	16
51	D / Age	13	14
87	D / Age	9	10
132	D / Age	1	2
141	D / Age	(1)	0